Delek US Holdings, Inc. Howard Weil Energy Conference March 2014

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

Delek US Holdings Overview Integrated Downstream Energy Company Operates 140,000 BPD of combined refined production capacity in Texas and Arkansas Refining Segment ) Access to crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Logistics Segment (1) Approximately 361 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.5 complexity (1) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets, included Feb. 2014 El Dorado terminal and tank far drop down. Tyler Refinery  80,000 BPD  9.0 complexity El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Longview Crude Oil Hub  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock  361 Stores  Locations in 7 states Retail Delek Logistics (1)  8 Terminals  Approx. 1,150 miles of pipelines  7.6 million bbls storage capacity

WTI - Midland 90% East Texas 10% Gulf Coast 1% Inland / Local 86% Rail 13% Well Positioned Mid-Continent Refining System 4 Strategically Located Assets Provide Access to Cost-Advantaged Feedstocks Tyler Crude Source (4Q13) El Dorado Crude Source (4Q13) Permian Eagle Ford Woodford 75% of 2014 Crude Slate Expected to Consist of Price-Advantaged Domestic Crudes Up to 45,000 bpd Rail Capacity at El Dorado (1) (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery . In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. 87,000 bpd of Midland crude in DK system

Refining Segment Operational Update

-$30 -$20 -$10 $0 $10 $20 $30 $40 $50 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 No v -1 3 De c -1 3 J a n -1 4 F e b -1 4 M a r- 1 4 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends(1) 6 Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2014 data is as of March 19, 2014; quarterly averages shown.; HSD based 5-3-2 (2) Crack Spreads: (+/-) Contango/Backwardation 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 (1) (2) (2) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel $24.06 $25.88 $30.39 $27.20 $27.38 $20.19 2Q13 3Q13 $11.82 4Q13 $12.87 1Q14 $15.06

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 ` WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins 7 Source: Argus – April MTD as of March 19, 2014 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 ($ per barrel) 1Q14 2Q14 87,000 bpd of Midland crude in DK system

$19.83 $14.86 $14.20 $7.71 $10.02 $15.02 $14.37 $17.28 $13.88 $14.49 $11.28 Q2 2013 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 3/19 Market Fundamentals(1) 8  Improving light product prices  Declining crude prices improving residual margins, particularly asphalt at El Dorado  Gulf Coast crack spreads increasing from Sept. lows  Midland discount to Cushing widening (1) Source: Platts and Argus; March 2014 data is through March 19, 2014. 5-3-2 crack spread based on HSD. $94.14 $104.79 $106.62 $106.42 $100.69 $93.95 $97.91 $94.84 $100.46 $100.86 $100.37 2Q13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 3/19 ($ per barrel) ($ per barrel) ($0.14) ($0.19) ($0.39) ($0.27) ($0.31) ($2.73) ($3.93) ($2.42) ($2.42) ($5.67) ($8.38) ($14.24) Q2 2013 Jul. 2013 Aug. 2013 Sept. 2013 Oct. 2013 Nov. 2013 Dec. 2013 Jan. 2014 Feb. 2014 Mar. 2014 Mar Trading 3/19 ($ per barrel) Improving WTI 5-3-2 Gulf Coast Crack Widening Discount WTI Midland vs. WTI Cushing WTI Cushing Prices Market Highlights Differential set in month prior to crude purchases. Mar. trading sets April crude differential.

35,000 52,000 25,000 8,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 1Q13 Beg. Apr. 2013 forward WTI - Midland East Texas / Other Gasoline 54% LPGs 3% Diesel / Jet 40% Other 3% WTI-Midland 90% East Texas 10% Tyler Refinery Overview 9  Inland PADD III refinery located in East Texas  Planning underway for 1Q15 turnaround with capital projects  Serves an niche market in the Tyler, TX area; priced above Gulf Coast markets  60,000 bpd, 9.5 complexity; products shipped across truck terminal at refinery  Cost advantaged refinery primarily processing Midland sourced crude (90% in 4Q13)  Substantial savings created by replacing higher priced East Texas and other crude with Midland sourced crudes in 2013 4Q13 Crude Source 4Q13 Production 55,624 bpd 57,603 bpd Niche Refinery with Access to WTI Midland Based Crude Supply Tyler Refinery Crude Slate Pricing Change B ar re ls p e r D ay Crude Throughput Total Production 32,407 33,045 33,791 22,521 21,883 24,374 4,769 4,257 4,139 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 2013 Gasoline Diesel Petro/Other 56,028 56,426 58,327 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2011 2012 2013  Primarily processes inland light sweet crudes (100%)  94% yield of gasoline, diesel and jet fuel

Improving Niche Market Position with a Crude Slate Weighted to WTI-Linked Crude El Dorado Refinery Overview 10  Inland PADD III refinery located in Southern Arkansas  Improved flexibility during 1Q14 turnaround; FCC reactor replaced; DHT expanded; Pre-flash tower project completed  80,000 bpd, 9.0 complexity (1Q14 configured to run light and medium sour crude)  Supply flexibility that can source Midland, locally produced, Gulf Coast and rail supplied crude including Canadian sourced  Associated gathering system positioned for Brown Dense development in Northern Louisiana and Southern Arkansas  Pipeline access increased Midland crude throughput by 25,000 bpd at El Dorado as of June 2013 10,000 35,000 18,000 18,000 52,000 27,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1Q13 Beg. Jun. 2013 forward WTI - Midland Local Other (incl. rail) El Dorado Refinery Crude Slate Change 33,231 33,411 34,908 26,726 27,163 27,097 14,820 6,897 7,691 4,666 3,901 1,946 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 2013 Gasoline Diesel Asphalt Petro/Other Crude Throughput Total Production 73,796 65,375 65,887 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 2013 Gasoline 51% Diesel 38% Asphalt 9% Other 2% Rail 13% Gulf 1% Inland/Local 86% 4Q13 Crude Source 4Q13 Production 64,837 bpd 73,328 bpd

Rail Unloading Improved Crude Access at El Dorado 11 (1) Rail capability will give the option of up to 12,000 bpd of heavy crude or up to 25,000 bpd of light crude, or some combination, at Delek’s El Dorado offloading operation. Also have access to 20,000 bpd light crude capacity via third party rail facility adjacent to the El Dorado refinery. Rail offloading racks at refinery plus third party facility Improved Crude Rail Capacity Increased access to additional crudes (Bakken, Eagle Ford, Canada, Cushing) Supplying Multiple Crude Sources ) Capability to steam cars allows offloading of heavy crude and additional supply flexibility Heavy Canadian Crude Ability 1,282 11,627 17,200 12,800 18,100 4,100 5,200 3,600 3,600 4,200 2,900 12,000 20,000 13,000 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q2013 Third Party Delek Light Heavy 16,400 21,700 8,300 8,100 Rail Unloading Volumes (BPD) Actual shipments Capacity (1) or

Significant Organic Growth / Margin Enhancement Opportunities 12 DHT Revamp – Phases I & II  Increase ULSD production from 30,000 bpd to 34,000 bpd; (Phase 1 increased to 33,000 bpd)  Completed low-cost, high-return capital projects at El Dorado and Tyler SCOPE COST TIMING $3.0 million Completed Crude Pre-flash Tower/Gasoline Hydrotreater  Debottleneck crude pre-flash tower to increase ability to process lighter crudes $18.3 million Completed FCC Reactor Revamp  Replace FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion; FCC Reactor has been purchased and is in storage $12.1 million 1Q15 Turnaround El Dorado Flexibility Enhanced during Jan./Feb. 2014 Turnaround FCC Reactor Revamp  Replaced FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion $9.7 million Completed Planning Underway for Tyler 1Q2015 Turnaround

Logistics and Retail Operational Update

Delek Logistics Partners, LP Overview (NYSE: DKL) 14 DKL Asset Overview  ~550 miles of crude and product transportation pipelines, including the 185 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system  Storage facilities with 7.6 million barrels of active shell capacity  Wholesale and marketing business in Texas  Eight light product terminals:  Texas: Tyler, Abilene, Big Sandy, San Angelo  Tennessee: Nashville and Memphis  Arkansas: El Dorado, North Little Rock Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment including the El Dorado drop down in February 2014 and wholesale marketing and terminalling segment.

 Midstream MLP with long-term contracts providing stable, growing cash flow  Supports Delek US’ profitable and strategically located inland refining system  Unlocks value of marketing and logistics assets  Strategic vehicle for growth  Visible asset dropdown opportunities  Partner for future acquisitions and organic growth projects  Reduces consolidated cost-of-capital 25% 50% 75% 100% 125% 150% 175% 11/1/2012 2/28/2013 6/27/2013 10/24/2013 2/20/2014 DKL Alerian MLP Index DKL: Strong Performance & Value Creation Since IPO Performance Since IPO 15 (1) Current yield reflects NTM anticipated distribution of $1.66 per unit and equity value based on market capitalization as of March 19, 2014. (2) Per company filings. (3) Approximately 3.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US. The remaining ownership interest is held by a subsidiary of Delek US. +56.3% +13.4% A Powerful Strategic Partner DKL Value Accrues to Delek US Shareholders IPO Date: November 2, 2012 IPO Price: $21.00 per unit Current Yield (1): 5.05% Current Price (1): $32.82 per unit LP Equity Value (1): $800.3million DK Ownership of DKL (2): 60.3% LP interest; 2% GP interest (3) & IDRs

DKL: Several Visible Pathways to Growth 16 Dropdowns from Delek US Organic Growth Acquisitive Growth  $5 - $10 Million of potential EBITDA expected to be dropped down over next 12 months in addition to recently completed Tyler and El Dorado asset drop downs  25,000 bpd (light crude) rail offloading facility at El Dorado refinery  300,000 bbl crude oil tank (under construction) at Tyler refinery  Paline Pipeline ability to re-contract at a potentially higher rate after 2014  Increasing local Arkansas production, driving growth in gathering system  Asset optimization and expansion  Potential expansion of the North Little Rock terminal to 17,500 bpd  Potential for 3rd party acquisitions (two completed in 2013)  Ability to partner with Delek US to make acquisitions  Low cost-of-capital  Future dropdown potential from Delek US acquisitions Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL.

DKL: Recent Acquisitions Approximately $22.1 million of expected annual EBITDA 17 Tyler Tank Farm and Product Terminal  First drop down from Delek US after the IPO, acquired July 26, 2013  Purchase price: $94.8 million  Assets Include:  72,000 bpd capacity product terminal  Tank farm with approximately 2.0 million barrels of aggregate shell capacity  Assets support Delek US Tyler, TX refinery  Expected initial annual EBITDA of approximately $10.5 million Tyler- Big Sandy Pipeline  Third party acquisition on July 19, 2013  13.5 mile pipeline allows Big Sandy terminal to receive light product from Delek US’ Tyler refinery  Operational in December 2013  Expected initial annual EBITDA of approximately $700,000 North Little Rock, AR terminal  Third party acquisition on October 26, 2013  Light products truck terminal  Throughput expected to grow with additional capex from 8,400 bpd to 17,500 bpd over time  Expected initial annual EBITDA of approximately $800,000 El Dorado Tank Farm and Product Terminal  Second drop down from Delek US after the IPO, acquired February 10, 2014  Purchase price: $95.9 million  Assets Include:  26,700 bpd capacity product terminal  Tank farm with approximately 2.5 million barrels of aggregate shell capacity  Assets supports Delek US’ El Dorado, AR refinery  Expected initial annual EBITDA of approximately $10.1 million Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL.

990 1,039 1,082 1,112 272 276 2010 2011 2012 2013 4Q12 4Q13 $897 $951 $1,011 $1,037 $244 $256 2010 2011 2012 2013 4Q12 4Q13 Strong Retail Presence 18 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Fuel Gallons Sold Per Store (000’s) Merchandise Sales Per Store ($000’s) Tennessee 198 locations Virginia 8 locations Kentucky and Mississippi 5 locations Arkansas 10 locations Tyler Georgia 50 locations El Dorado Red border indicates region for future growth Alabama 90 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 361 stores throughout seven states  Currently undergoing multi-year store enhancement initiative  57% of stores re-imaged or newly constructed  Targeting 10-15 new large-format stores in 2014; 53 large format stores in portfolio at Dec. 2013

Financial Update

Solid Financial Performance & Delivering Value to Shareholders

Financial Highlights

- 2013 cash flow supported capital program, acquisitions and cash returned to shareholders
  - ➢ Ended 2013 with $400 million of cash
  - ➢ Strong 2012 cash flow generated from operations and Delek Logistics IPO
- Returning excess cash to shareholders
  - ➢ $95 million returned to shareholders in 2013 through share repurchase ($38 million 1Q 2013) and dividends
  - ➢ Increased regular quarterly dividend in May 2013 to $0.15 from $0.10
  - ➢ 58% increased in regular and special dividends declared from 2012
- Continued investment in the business during 2013
  - $222 million of capital expenditures
  - $23 million in acquisitions

Historical Contribution Margin ($MM) (1)(2)



5 year CAGR: 22.3%
11 year CAGR: 25.4%
$164
$151
$130
$445
$659
$448
2008
2009
2010
2011
2012
2013

Year-End Cash Balance ($MM)



$15
$68
$49
$226
$602
$400
2008
2009
2010
2011
2012
2013

Leverage Profile ($MM)



Net Debt / (Net Cash)
Total Debt
$286
$317
$296
$433
$362
$410
$271
$249
$247
$207
($240)
$10
2008
2009
2010
2011
2012
2013

Dividends Declared ($ / share)



$0.15
$0.15
$0.15
$0.33
$0.6025
$0.95
$0.15
$0.15
$0.15
$0.15
$0.18
$0.2125
$0.39
$0.40
$0.55
2008
2009
2010
2011
2012
2013
Special
Total

Note: At 12/31/13 Delek Logistics' debt of $164.8 million and cash of $0.9 million is included in consolidated amounts above.

(1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization.
(2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011.
(3) Free cash flow reconciliation available in appendix.

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Going Forward

Significant Organic Growth / Margin Enhancement Opportunities

- We anticipate continued growth in our business in 2014 and beyond

ADDITIONAL MARGIN IMPROVEMENT	BENEFIT (1)	TIMING
▪ FCC Reactors Revamp – El Dorado and Tyler	Improved operating efficiencies	1Q14 El Dorado 1Q15 Tyler
▪ Pre Flash Tower/Gasoline Hydrotreater – El Dorado	+10 kbpd light crude capability	1Q 2014

DKL GROWTH	BENEFIT (2)	TIMING
▪ Drop Downs from DK	$5 – $10 million	2013 - 2015
▪ Paline Pipeline Recontracting	TBD	2015

(1) Benefit is subject to market pricing economics and operating rates.
(2) Benefit reflects annualized impact on EBITDA and is subject to market pricing economics. Drop downs effectively transfer EBITDA from refining segment to logistics segment within Delek US

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23 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

$42.3 $36.0 $65.9 $144.3 $156.5 $0.9 $10.5 $5.1 $20.4 $14.4 $36.5 $29.1 $37.9 $29.5 $0.1 $7.6 $26.5 $35.0 $30.0 2010A 2011A 2012A 2013A 2014E * Refining Logistics (Marketing) Retail Other Historical and Projected Capital Spending 25 $56.8mm $81.0mm $132.0mm $222.3mm Source: Company filings. * 2014 refining capital expenditures included approximately $35 million for unit turnaround work and $17.0 million for projects to improve operating flexibility at the El Dorado, Arkansas refinery. $236.4mm

Non-GAAP Reconciliation 26 Source: Company 10-K filings. ($ in millions) 2008 2009 2010 2011 2012 2013 Net s les $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,706.8 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 7,872.1 Operating expenses 240.8 219.0 229.5 320.9 363.3 386.7 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $448.0 Year Ended 12/31 Delek US Contribution Margin Reconciliation ($ in millions) 2012 2013 Net cash provided by operating activities $462.9 $102.7 Purchase of property, plant and equipment 132.0 222.3 Free cash flow $330.9 ($119.6) Year Ended 12/31 Delek US Free Cash Flow Reconciliation

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366